UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 22, 2010 (November 16, 2010)
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     As previously disclosed, Buckeye Partners, L.P. (the “Partnership”), Buckeye GP LLC, the Partnership’s general partner (the “Partnership GP”), Buckeye GP Holdings L.P. (“Holdings”), MainLine Management LLC, Holdings’ general partner (“Holdings GP”), and Grand Ohio, LLC (“MergerCo”) entered into a First Amended and Restated Agreement and Plan of Merger, dated as of August 18, 2010 (as amended, the “Merger Agreement”). On November 19, 2010, the transactions contemplated by the Merger Agreement closed, MergerCo merged with and into Holdings (the “Merger”), the separate existence of MergerCo ceased and Holdings survived as a Delaware limited partnership and as a subsidiary of the Partnership. In connection with the closing of the transactions contemplated by the Merger Agreement, the Partnership entered into an Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of November 19, 2010 (the “Amended and Restated Partnership Agreement”).

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On November 19, 2010, the Partnership and Holdings GP entered into the Second Amended and Restated Agreement of Limited Partnership of Holdings (the “Holdings Agreement”) in connection with the closing of the transactions contemplated by the Merger Agreement. The Holdings Agreement provides that upon either (i) the receipt of approval from the California Public Utilities Commission and the Pennsylvania Public Utility Commission of the public elections provisions (as defined below) or (ii) a determination by the board of directors of the Partnership GP that such approvals are not required, the Partnership’s public limited partners shall have the right to elect some or all of the members of the board of directors of the Partnership GP and that the nomination, election and appointment of members of the board of directors of the Partnership GP shall be in accordance with the terms of the Amended and Restated Partnership Agreement. In addition, the Holdings Agreement provides for a guarantee by the Partnership of Holdings’ indemnification obligations pursuant to the Holdings Agreement and limits the ability of Holdings GP to cause Holdings to take any actions not specified in the Holdings Agreement without the consent of the Partnership.
     The disclosure contained in this Item 1.01 does not purport to be a complete description of the Holdings Agreement and is qualified in its entirety by reference to the Holdings Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
   Fifth Amended and Restated Incentive Compensation Agreement
     On November 19, 2010, the Fifth Amended and Restated Incentive Compensation Agreement (the “Incentive Compensation Agreement”), dated as of August 9, 2006, between the Partnership and the Partnership GP, was terminated upon the entry into the Amended and Restated Partnership Agreement.
     The foregoing does not purport to be a complete description of the Incentive Compensation Agreement and is qualified in its entirety by reference to the Incentive Compensation Agreement, which was filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K on August 14, 2006 and is incorporated herein by reference.
   Amended and Restated Management Agreement
     On November 19, 2010, the Amended and Restated Management Agreement (the “Management Agreement”), dated as of December 15, 2004, between the Partnership GP and Holdings GP (as assignee of MainLine Sub LLC), was terminated in connection with the closing of the transactions contemplated by the Merger Agreement.
     The foregoing does not purport to be a complete description of the Management Agreement and is qualified in its entirety by reference to the Management Agreement, which was filed as Exhibit 10.9 to the Partnership’s Current Report on Form 8-K on December 20, 2004 and is incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
     On November 19, 2010, the Partnership entered into the Amended and Restated Partnership Agreement in connection with the closing of the transactions contemplated by the Merger Agreement. The Amended and Restated Partnership Agreement amends and restates the Partnership’s Amended and Restated Agreement of Limited Partnership, dated as of April 14, 2008, effective as of January 1, 2007 (as amended, the “Prior Partnership Agreement”), to (i) terminate the Incentive Compensation Agreement; (ii) cancel the general partner interest represented by the Incentive Compensation Agreement; (iii) convert the general partner units into a non-economic general partner interest; (iv) provide for the election of some or all of the members of the board of directors of the Partnership GP by the Partnership’s limited partners (the “public election provisions”), including the holders of the Partnership’s limited partnership units, and for the classification of some or all of the members of the board of directors of the Partnership GP upon either (a) the receipt of approval from the California Public Utilities Commission and the Pennsylvania Public Utility Commission of the public elections provisions or (b) a determination by the board of directors of the Partnership GP that such approvals are not required; (v) eliminate the right of the Partnership GP to acquire all of the Partnership’s limited partnership units if the Partnership GP or its affiliates owns more than 90% of the Partnership’s limited partnership units then outstanding; (vi) eliminate certain provisions that were added to the Prior Partnership Agreement in 2004 to clarify the separateness of the Partnership GP, the Partnership, the Partnership’s operating subsidiaries and Buckeye Pipe Line Services Company from the owners of the Partnership GP; and (vii) eliminate certain other legacy provisions which are no longer applicable to the Partnership.
     The disclosure contained in this Item 3.03 does not purport to be a complete description of the Amended and Restated Partnership Agreement and is qualified in its entirety by reference to the Amended and Restated Partnership Agreement, which is filed as Exhibit 3.01 hereto and is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Effective as of November 19, 2010, Michael B. Goldberg, Irvin K. Culpepper and Robb E. Turner each resigned as members of the board of directors of the Partnership GP in connection with the closing of the transactions contemplated by the Merger Agreement. The resignations of Messrs. Goldberg, Culpepper and Turner were not the result of any disagreement with the Partnership or the Partnership GP on any matter relating to either entity’s operations, policies or practices.
     Effective as of November 19, 2010, Joseph A. LaSala, Jr., Martin A. White, Frank S. Sowinski and Frank J. Loverro were appointed by Holdings as members of the board of directors of the Partnership GP. Messrs. White and Sowinski were also appointed to the Audit Committee of the board of directors of the Partnership GP and Messrs. LaSala and Loverro were appointed as members of the Compensation Committee of the board of directors of the Partnership GP. There is no arrangement or understanding between any of the new directors and any other persons pursuant to which these new directors were appointed.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     A special meeting of the Partnership’s unitholders was held on November 16, 2010 at which two matters were voted upon and approved by the Partnership’s unitholders. The first matter voted upon was the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger and the issuance of the Partnership’s limited partnership units pursuant to the Merger Agreement. With respect to the first matter voted upon, 30,585,032 of the Partnership’s limited partnership units voted “For,” 859,806 of the Partnership’s limited partnership units voted “Against” and 351,318 of the Partnership’s limited partnership units abstained. The second matter voted upon was the approval of the Amended and Restated Partnership Agreement. With respect to the second matter voted upon, 30,548,888 of the Partnership’s limited partnership units voted “For,” 862,945 of the Partnership’s limited partnership units voted “Against” and 384,324 of the Partnership’s limited partnership units abstained. There were no broker non-votes with respect to either matter.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

3.1	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of November 19, 2010.

10.1	Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P., dated as of November 19, 2010.

10.2	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006, between Buckeye Partners, L.P. and Buckeye GP LLC (Incorporated by reference to Exhibit 10.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on August 14, 2006).

10.3	Amended and Restated Management Agreement, dated as of December 15, 2004, between Buckeye GP LLC and MainLine Sub LLC (Incorporated by reference to Exhibit 10.9 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on December 20, 2004).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr.

William H. Schmidt, Jr.
Vice President and General Counsel
Dated November 22, 2010

Exhibit Index
Exhibits.

3.1	Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., dated as of November 19, 2010.

10.1	Second Amended and Restated Agreement of Limited Partnership of Buckeye GP Holdings L.P., dated as of November 19, 2010.

10.2	Fifth Amended and Restated Incentive Compensation Agreement, dated as of August 9, 2006, between Buckeye Partners, L.P. and Buckeye GP LLC (Incorporated by reference to Exhibit 10.1 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on August 14, 2006).

10.3	Amended and Restated Management Agreement, dated as of December 15, 2004, between Buckeye GP LLC and MainLine Sub LLC (Incorporated by reference to Exhibit 10.9 of Buckeye Partners, L.P.’s Current Report on Form 8-K filed on December 20, 2004).